May 15, 2008

DREYFUS FOUNDERS FUNDS, INC.

Supplement to Statement of Additional Information dated May 1, 2008

Dreyfus Founders Balanced Fund

Effective as of the close of business on May 14, 2008, Dreyfus Founders Balanced Fund (the “Balanced Fund”) completed an Agreement and Plan of Reorganization into the Growth and Income Portfolio of Dreyfus LifeTime Portfolios, Inc. As a result of the completion of this reorganization, the Balanced Fund has ceased to exist. Accordingly, the Balanced Fund is no longer being offered for sale to investors.